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Exhibit 10
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                            First Amendment to the
                             Massey Energy Company
                            1982 Shadow Stock Plan
                            ----------------------

     Effective July 17, 2001, the Massey Energy Company 1982 Shadow Stock Plan, As Amended and Restated Effective November 30, 2000, is amended to revise
Section 5.01 to add the phrase "Effective for grants made through July 16, 2001," to the beginning of the first sentence and to add the following sentence to the end thereof:

                  Effective for grants made on and after July 17, 2001, subject to adjustment pursuant to the provisions of Section 5.2 hereof, the number of unexercised Units granted pursuant to
                  Section 6.1(b) hereunder shall not exceed 1,050,000.


     I, Madeleine M. Curle, the duly-elected and qualified Vice-President -Human Resources of A. T. Massey Coal Company, Inc. hereby certify that the First Amendment to the Massey Energy Company 1982 Shadow Stock Plan set forth above was adopted by the Board of Directors of Massey Energy Company at its meeting of July 17, 2001, which action remains in full force as of this date.


                                               /s/  Madeleine M. Curle
                                               -----------------------
                                               Madeleine M. Curle

Date: August 31, 2001